UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7, 2010
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure.

PECO Energy Company Default Service Program: Spring 2010 Procurement Results for Large Commercial & Industrial Fixed-Price Product

Pursuant to its Default Service Program, which was approved by the Pennsylvania Public Utility Commission (PAPUC) on April 16, 2009, PECO Energy Company (PECO) has completed its Spring 2010 power procurement.   On May 26, 2010, the PAPUC approved the winning bids.  Part of this solicitation included a one-time procurement for a fixed-price full-requirements product (including energy, capacity, ancillary services and renewable energy portfolio standard requirements) to serve participating Large Commercial & Industrial customers (i.e., those with annual peak demands greater than 500 kW) from January 1, 2011 through December 31, 2011.  The average winning wholesale bid price for this product was $77.55/MWh.

PECO is sending fixed-price retail generation service offers based on this result to all Large Commercial & Industrial customers who enrolled prior to the procurement to receive these offers.  The offers will be held open for a 30-day election period.  After electing to accept the offer, a customer may leave the service without penalty at any time before or during the delivery period, but cannot return to the fixed-price offer. Customers not selecting the fixed-price offer or who leave the service during the delivery period will be served either through licensed electric generation suppliers or PECO’s default hourly rate.

In accordance with Default Service Program guidelines for reporting procurement results, summary information about the remaining winning bids -- for residential and small- and medium-size commercial customer classes -- from the Spring 2010 procurement will be released on or after June 23, 2010.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) PECO’s 2009 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) PECO’s First Quarter 2010 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A.  Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by PECO. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. PECO undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, PECO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

June 7, 2010